UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) : January 25, 2005

IMPERIAL OIL LIMITED

(Exact name of registrant as specified in its charter)

Canada	0-12014	98-0017682

(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

111 St. Clair Avenue West, Toronto, Ontario,	M5W 1K3

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 567-3776

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

     On January 25, 2005, Imperial Oil Limited (the “Company”) by means of a press release disclosed information relating to the Company’s financial condition and results of operations for the fiscal quarter ended December 31, 2004. A copy of the press release is attached as Exhibit 99.1 to this report.

Item 9.01 Financial Statements and Exhibits.

     (c) Exhibits.

          The following exhibit is furnished as part of this report on Form 8-K:

99.1	Press release of the Company on January 25, 2005 disclosing information relating to the Company’s financial condition and results of operations for the fiscal quarter ended December 31, 2004.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMPERIAL OIL LIMITED

Date: January 25, 2005

	By:	/s/ Brian Livingston

	Name:	Brian Livingston
	Title:	Vice-President, General Counsel and
Corporate Secretary

	By:	/s/ Marilyn Henderson

	Name:	Marilyn Henderson
	Title:	Assistant Secretary